UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 4, 2008
Avanir Pharmaceuticals
(Exact name of registrant as specified in its charter)

California	001-15803	33-0314804

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Enterprise, Suite 300, Aliso Viejo, California	92656

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 389-6700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On April 4, 2008, Avanir Pharmaceuticals (the “Company”) and American Stock Transfer & Trust Company (“AST”) entered into an amendment (the “Amendment”) to the Rights Agreement, dated as of March 5, 1999 (the “Rights Agreement”) in connection with the previously announced offering and sale by the Company of 34,972,678 shares of Class A common stock and warrants to purchase up to 12,240,347 shares of Class A common stock (the “Offering”).
Prior to the effectiveness of the Amendment, the Rights Agreement provided that certain persons who become the beneficial owner of 15% or more of the then outstanding shares of common stock of the Company shall be deemed an “Acquiring Person.” Clarus Ventures, through certain of its related entities (collectively, “Clarus”), purchased in the Offering a number of shares of Class A common stock that caused Clarus to beneficially own more than 15% of the Company’s outstanding Class A common stock immediately following the Offering. Accordingly, the Company and AST entered into the Amendment for the purpose of amending the Rights Agreement, effective immediately prior to the completion of the Offering, to (i) provide for an exception to the definition of “Acquiring Person” for a “Grandfathered Person,” so long as such person does not acquire greater than a specified “Grandfathered Percentage” (initially, 20.40% and subject to adjustment as set forth in the Amendment), of the Company’s Class A common stock subject to certain limitations, (ii) provide that Clarus is a “Grandfathered Person” subject to certain limitations, and (iii) provide for other modifications to the Rights Agreement consistent with the foregoing.
The Amendment is filed as Exhibit 4.1 to this report and incorporated herein by reference. The above description of the material terms of the Amendment as they relate to the Rights Agreement is qualified in its entirety by reference to such exhibit.

Item 3.03	Material Modification to Rights of Security Holders
As indicated under Item 1.01 of this Form 8-K, the Company and AST have entered into the Amendment. The Amendment modifies certain rights of holders of the Preferred Share Purchase Rights issued under the Rights Agreement. The description of such modifications contained in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.
(d)   Exhibits.  The following exhibit is filed with this current report on Form 8-K:

Exhibit No.	Description

4.1(1)	Amendment No. 1 to Rights Agreement, dated April 4, 2008, by and between Avanir Pharmaceuticals and American Stock Transfer & Trust Company, as Rights Agent.

(1)	This exhibit is filed as an exhibit to the registrant’s registration statement on Form 8-A/A filed April 10, 2008 and is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 10, 2008	Avanir Pharmaceuticals
	By:	/s/ Christine G. Ocampo
Christine G. Ocampo
Vice President, Finance

Exhibit Index

Exhibit No.	Description

4.1(1)	Amendment No. 1 to Rights Agreement, dated April 4, 2008, by and between Avanir Pharmaceuticals and American Stock Transfer & Trust Company, as Rights Agent.

(1)	This exhibit is filed as an exhibit to the registrant’s registration statement on Form 8-A/A filed April 10, 2008 and is incorporated herein by reference.